                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  December 31, 1996



                              TELEGEN CORPORATION
             (Exact name of registrant as specified in its charter)


          California                   14836                     84-067214
----------------------------       ----------------         -------------------
(State or other jurisdiction       (Commission File          (I.R.S. Employer
      of incorporation)               Number)               Identification No.)


                               101 Saginaw Drive
                        Redwood City, California  94063
                    (Address of principal executive offices)

                                 (415) 261-9400
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
         ------------------------------------

            Acquisition of Morning Star Multimedia, Inc.
            --------------------------------------------

     On December 31, 1996, Telegen Corporation, a California corporation (the "Registrant"), completed the acquisition (the "Acquisition") of Morning Star Multimedia, Inc., a New Jersey corporation ("MSM"). The acquisition of MSM was accomplished pursuant to an Agreement and Plan of Reorganization and Merger dated December 30, 1996 (the "Agreement") among the Registrant, Morning Star Acquisition Corporation, a New Jersey corporation a wholly owned subsidiary of the Registrant, MSM, Daniel J. Kitchen, Kevin Mitchell and Dennis P. Huzey (Messrs. Kitchen, Mitchell and Huzey are hereinafter collectively referred to as the "MSM Shareholders").

     The purchase price for MSM consisted of an aggregate of 133,333 shares of the Registrant's common stock which were issued to the MSM Shareholders.

     Pursuant to the Agreement, each of the MSM Shareholders executed an Employment Agreement with the Registrant. Mr. Kitchen is the brother of Jessica Stevens, President of Registrant.

     Prior to the Acquisition, MSM utilized its assets for multimedia software development. Following the Acquisition, the Registrant intends to use such assets for the same purposes.

     The acquisition of MSM is intended to be a tax-free reorganization under
Section 368(a) of the Internal Revenue Code of 1986, as amended. The acquisition of MSM was initially intended to be treated as a pooling for financial accounting purposes.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         (a) Financial Statements of Businesses Acquired.

             It is impractical to provide Audited Financial Statements of MSM at this time. The Registrant will file the required financial information within 60 days of this Report.

         (b) Pro Forma Financial Information.

             It is also impractical to provide the required pro forma financial information at this time. The Registrant will file the required financial information within 60 days of this Report.

        (c)  Exhibits:

             1.2     Certificate of Merger

             2.1 Agreement and Plan of Reorganization and Merger among the Registrant, Morning Star Acquisition Corporation, a New
                     Jersey corporation, MSM and the MSM Shareholders.

                     The Disclosure Schedules which have been omitted contain general information and specific exceptions to the representations and warranties made by MSM. Registrant hereby agrees to furnish supplementally the Commission a copy of the MSM Disclosure Schedule upon request.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TELEGEN CORPORATION


Dated:  January 15, 1997                    By:  /s/ Warren M. Dillard
                                                 -------------------------
                                                 Warren M. Dillard,
                                                 Chief Financial Officer